                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 4, 2005
                                                          ---------------

                     Nutrition Management Services Company
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

Pennsylvania                         0-19824                  23-2095332
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)            Identification No.)

725 Kimberton Road,                Kimberton,          Pennsylvania 19442
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (610) 935-2050
                                                           --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL  STATEMENTS OR A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On  October  3,  2005,   Nutrition  Management  Services  Company  (the
"Company") received notice from BDO Seidman, LLP ("BDO") that the Company should not have  included the  independent  audit report  prepared by such firm for the fiscal  years  ended  June 30,  2004 and June 30,  2003 in its Form 10-K for the
fiscal  year ended June 30, 2005 (the "2005  10-K").  While such report had been included in the Company's Form 10-K for the fiscal year ended June 30, 2004, BDO objected to its inclusion in the 2005 10-K because they did not perform  "normal due diligence  procedures that are required under generally accepted  accounting standards in the United States when a predecessor  auditor's  report is included in a public filing." Accordingly,  the Company will engage Moore Stephens, P.C., the Company's current auditors,  to reaudit the Company's  financial  statements for the fiscal  years  ended June 30,  2004 and June 30,  2003.  The Company has discussed  with BDO the matters  disclosed in this filing,  although BDO has not reviewed  the  final  filed  version  of this  Form 8-K.  The  Company  does not anticipate  that the  re-audit  will  disclose  any  material  changes  from the information provided in the earlier audits.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NUTRITION MANAGEMENT SERVICES COMPANY

Dated: October 6, 2005                By: /s/ Joseph Roberts
                                          ----------------------------------
                                          Joseph Roberts
                                          Chairman of the Board and
                                          Chief Executive Officer